Financial Investors Trust

United Association S&P 500 Index Fund

SUPPLEMENT DATED OCTOBER 18, 2002 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2002

This supplement provides new information beyond that contained in the Prospectus and the Statement of Additional Information (“SAI”), and should be read in conjunction with such Prospectus and SAI.

Effective October 21, 2002, ALPS Distributors, Inc., the Fund’s distributor, and ALPS Mutual Funds Services, Inc., the Fund’s administrator, will be relocating to a new office building.  Their new address will be 1625 Broadway, Suite 2200, Denver, Colorado 80202.  The telephone number, 888.766.8043, to obtain information about the Fund, will remain the same.

The address for W. Robert Alexander, Chairman of the Board, Jeremy O. May, Treasurer, and Traci A. Thelen, Secretary, will also change to 1625 Broadway, Suite 2200, Denver, Colorado 80202.

The following address used by shareholders to mail applications, payments, and correspondence to the United Association S&P 500 Index Fund will not change:

UA S&P 500 Index Fund

PMB 606

303 16th Street – Suite 016

Denver, CO  80202-5657